Exhibit 99.1
Name of Underlying Instrument Options	Option Symbol	Underlying Symbol
3iQ CoinShares Bitcoin ETF	BTCQ	BTCQ
3iQ Coinshares Ether ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD	HOD
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas -2x Daily Bear ETF	HND1	HND1
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
CI Galaxy Bitcoin ETF	BTCX	BTCX.B
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Ether ETF	ETHR	ETHR
Evolve Bitcoin ETF Canadian dollar denominated units	EBIT	EBIT
Evolve FANGMA Index ETF	TECH	TECH

Name of Underlying Instrument Options	Option Symbol	Underlying Symbol
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Corporate Bond Index ETF	XCB	XCB
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

Name of Underlying Instrument Index	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

2

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Yamana Gold Inc.	YRI	YRI
Xebec Adsorption Inc.	XBC	XBC
TMX Group Limited	X	X
Westshore Terminals Investment Corporation	WTE	WTE
WSP Global Inc.	WSP	WSP
Westport Fuel Systems Inc.	WPRT	WPRT
Wheaton Precious Metals Corp.	WPM	WPM
George Weston Limited	WN	WN
West Fraser Timber Co. Ltd.	WFG	WFG
WELL Health Technologies Corp.	WELL	WELL
Canopy Growth Corporation	WEED	WEED
Wesdome Gold Mines Ltd.	WDO	WDO
Whitecap Resources Inc.	WCP	WCP
Waste Connections Inc.	WCN	WCN
Voyager Digital Ltd.	VOYG	VOYG
The Valens Company Inc	VLNS1	VLNS1
The Valens Company Inc.	VLNS	VLNS
Victoria Gold Corp.	VGCX	VGCX
Village Farms International Inc.	VFF	VFF
Vermilion Energy Inc.	VET	VET
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U1	U1
Torex Gold Resources Inc.	TXG	TXG
Turquoise Hill Resources Ltd.	TRQ	TRQ
TC Energy Corporation	TRP	TRP

3

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Thomson Reuters Corporation	TRI	TRI
Topaz Energy Corp.	TPZ	TPZ
Spin Master Corp.	TOY	TOY
Tourmaline Oil Corp.	TOU	TOU
Tilray Inc.	TLRY1	TLRY1
Tilray Inc.	TLRY	TLRY
Telus International Cda Inc.	TIXT	TIXT
Toromont Industries Ltd.	TIH	TIH
TFI International Inc.	TFII	TFII
Teck Resources Limited, Cl. B	TECK	TECK.B
Toronto-Dominion Bank (The)	TD	TD
Tricon Capital Group Inc.	TCN	TCN
Transcontinental Inc., Cl. A	TCL	TCL.A
TransAlta Corporation	TA	TA
TELUS Corporation	T	T
Sierra Wireless Inc.	SW	SW
Silvercorp Metals Inc.	SVM	SVM
Suncor Energy Inc.	SU	SU
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
SSR Mining Inc.	SSRM	SSRM
Sandstorm Gold Ltd.	SSL	SSL
SmartCentres Real Estate Investment Trust	SRU	SRUu
Superior Plus Corp.	SPB	SPB
SunOpta, Inc.	SOY	SOY

4

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
SNC-Lavalin Group Inc.	SNC	SNC
Summit Industrial Income REIT	SMU	SMUu
Sun Life Financial	SLF	SLF
Shaw Communications Inc., Cl. B	SJR	SJR.B
Stella-Jones Inc.	SJ	SJ
Savaria Corporation	SIS	SIS
SilverCrest Metals Inc.	SIL	SIL
Sienna Senior Living Inc.	SIA	SIA
Shopify Inc. Cl. A	SHOP	SHOP
Seabridge Gold Inc.	SEA	SEA
Score Media and Gaming Inc.	SCR1	SCR1
ShawCor Ltd., Cl. A	SCL	SCL
Saputo Inc.	SAP	SAP
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
TransAlta Renewable Inc.	RNW	RNW
Resolute Forest Products Inc.	RFP1	RFP1
Resolute Forest Products Inc.	RFP	RFP
RioCan Real Estate Investment Trust	REI	REIu
Real Matters Inc.	REAL	REAL
Rogers Communications Inc., Cl. B	RCI	RCI.B
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Restaurant Brands International	QSR	QSR
Quebecor Inc., Cl. B	QBR	QBR.B
Pyrogenesis Canada Inc.	PYR	PYR
Parex Resources Inc.	PXT	PXT
Pretium Resources Inc.	PVG	PVG
PrairieSky Royalty Ltd.	PSK	PSK

5

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Primo Water Corporation	PRMW	PRMW
Pembina Pipeline Corporation	PPL	PPL
Power Corporation of Canada	POW	POW
Paramount Resources Ltd.	POU	POU
Parkland Fuel Corporation	PKI	PKI
Peyto Exploration & Development Corp.	PEY	PEY
Precision Drilling Corporation	PD1	PD1
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Pan American Silver Corporation	PAAS	PAAS
Ovintiv Inc.	OVV1	OVV1
Ovintiv Inc.	OVV	OVV
Open Text Corp.	OTEX	OTEX
Osisko Mining Corp.	OSK	OSK
Osisko Gold Royalties Ltd.	OR	OR
Onex Corporation	ONEX	ONEX
Orla Mining Ltd	OLA	OLA
Organigram Holdings Inc.	OGI	OGI
OceanaGold Corporation	OGC	OGC
NexGen Energy Ltd.	NXE	NXE
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
Nuvei Corporation	NVEI	NVEI
Nutrien Ltd.	NTR	NTR
Northland Power Inc.	NPI	NPI
Newmont Corporation	NGT	NGT
New Gold Inc.	NGD	NGD
NovaGold Resources Inc.	NG	NG

6

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
NFI Group Inc.	NFI	NFI
Neptune Technologies & Bioressources Inc.	NEPT	NEPT
National Bank of Canada	NA	NA
Methanex Corporation	MX	MX
Mullen Group Ltd.	MTL	MTL
Metro Inc.	MRU	MRU
Martinrea International Inc.	MRE	MRE
Magna International Inc	MG	MG
Maple Leaf Foods Inc.	MFI	MFI
Manulife Financial Corporation	MFC	MFC
MEG Energy Corp.	MEG	MEG
Major Drilling Group International Inc.	MDI	MDI
Maxar Technologies Ltd.	MAXR	MAXR
MAG Silver Corp.	MAG	MAG
Lifeworks Inc.	LWRK	LWRK
Lundin Mining Corporation	LUN	LUN
Lundin Gold Inc.	LUG	LUG
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Labrador Iron Ore Royalty Corporation	LIF	LIF
Lion Electric Company	LEV	LEV
Laurentian Bank of Canada	LB	LB
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Kinaxis Inc.	KXS	KXS
K92 Mining Inc.	KNT	KNT
Kirkland Lake Gold Ltd.	KL1	KL1

7

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Kirkland Lake Gold Ltd.	KL	KL
Keyera Corp.	KEY	KEY
Kinross Gold Corporation	K	K
Ivanhoe Mines Ltd.	IVN	IVN
Intertape Polymer Group Inc.	ITP	ITP
Inter Pipeline Ltd.	IPL1	IPL1
Innergex Renewable Energy Inc.	INE	INE
Imperial Oil Limited	IMO	IMO
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Interfor Corporation	IFP	IFP
Intact Financial Corporation	IFC	IFC
iA Financial Corporation Inc.	IAG	IAG
Headwater Exploration Inc.	HWX	HWX
Hut 8 Mining Corp.	HUT	HUT
H&R Real Estate Investment Trust	HR	HR u
HEXO Corp	HEXO	HEXO
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Hydro One Limited	H	H
Great-West Lifeco Inc.	GWO	GWO
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Canada Goose Holdings Inc.	GOOS	GOOS
Galaxy Digital Holdings Ltd.	GLXY	GLXY
Gildan Activewear Inc.	GIL	GIL
CGI Inc., Cl. A	GIB	GIB.A
GFL Environmental Inc.	GFL	GFL

8

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Gibson Energy Inc.	GEI	GEI
Fortuna Silver Mines Inc.	FVI	FVI
Finning International Inc.	FTT	FTT
Fortis Inc.	FTS	FTS
Freehold Royalties Ltd.	FRU	FRU
First Majestic Silver Corp.	FR	FR
GoodFood Market Corp.	FOOD	FOOD
Franco-Nevada Corp.	FNV	FNV
First Quantum Minerals Ltd.	FM	FM
First Capital Real Estate Investment Trust	FCR	FCRu
Extendicare Inc.	EXE	EXE
Ero Copper Corp.	ERO	ERO
Enerplus Resources Fund	ERF	ERF
Equinox Gold Corp	EQX	EQX
Enbridge Inc.	ENB	ENB
Empire Company Limited, Cl. A	EMP	EMP.A
Emera Inc.	EMA	EMA
Eldorado Gold Corp.	ELD	ELD
Enthusiast Gaming Holdings Inc.	EGLX	EGLX
Energy Fuels Inc.	EFR	EFR
Element Fleet Management Corp.	EFN	EFN
Endeavour Mining Corporation	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
ECN1	ECN1	ECN1
ECN Capital Corp.	ECN	ECN
Descartes Systems Group Inc.	DSG	DSG
DREAM Unlimited Corp.	DRM	DRM

9

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Dundee Precious Metals Inc.	DPM	DPM
BRP Inc.	DOO	DOO
Dollarama Inc.	DOL	DOL
Dye & Durham Limited	DND	DND
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
Charlotte’s Web Holdings Inc.	CWEB	CWEB
Canadian Western Bank	CWB	CWB
Cenovus Energy Inc.	CVE1	CVE1
Cenovus Energy Inc.	CVE	CVE
Cominar Real Estate Investment Trust	CUF	CUFu
Canadian Utilities Limited, Cl. A	CU	CU
Converge Technology Solutions Corp.	CTS	CTS
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Chartwell Retirement Residences	CSH	CSHu
Capstone Mining Corp.	CS	CS
Crombie Real Estate Investment Trust	CRR	CRRu
Cronos Group Inc.	CRON	CRON
Capital Power Corporation	CPX	CPX
Crescent Point Energy Corp.	CPG	CPG
Canadian Pacific Railway Limited	CP	CP
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Imperial Bank of Commerce	CM	CM
Celestica Inc.	CLS	CLS
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cardinal Energy Ltd.	CJ	CJ

10

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
CI Financial Corp.	CIX	CIX
Champion Iron Limited	CIA	CIA
Choice Properties Real Estate Investment Trust	CHP	CHPu
Chemtrade Logistics Income Fund	CHE	CHEu
Cineplex Inc.	CGX	CGX
Centerra Gold Inc.	CG	CG
Canfor Corporation	CFP	CFP
Canaccord Genuity Group Inc.	CF	CF
Cameco Corporation	CCO	CCO
CCL Industries Inc., Cl. B	CCL	CCL.B
Cogeco Communications Inc.	CCA	CCA
Cascades Inc.	CAS	CAS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
CAE Inc.	CAE	CAE
B2Gold Corp.	BTO	BTO
Baytex Energy Corp.	BTE	BTE
Bank of Nova Scotia (The)	BNS	BNS
Bank of Montreal	BMO	BMO
Boralex Inc. Class A Shares	BLX	BLX
Ballard Power Systems Inc.	BLDP	BLDP
Birchcliff Energy Limited	BIR	BIR
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Bausch Health Companies Inc.	BHC	BHC
Brookfield Renewable Partners L.P.	BEP	BEPu
Brookfield Renewable Corporation	BEPC	BEPC
Boardwalk Real Estate Investment Trust	BEI	BEIu
Badger Infrastructure Solutions Ltd.	BDGI	BDGI

11

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
BCE Inc.	BCE	BCE
Brookfield Business Partners L.P.	BBU	BBUu
Bombardier Inc., Cl. B	BBD	BBD.B
BlackBerry Limited	BB	BB
Brookfield Asset Management Inc., Cl. A	BAM2	BAM2
Brookfield Asset Management Inc., Cl. A	BAM1	BAM1
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Artis Real Estate Investment Trust	AX	AX u
Aurinia Pharmaceuticals Inc.	AUP	AUP
Aritzia Inc.	ATZ	ATZ
Alimentation Couche Tard Inc., Cl. B	ATD	ATD
ATS Automation Tooling Systems Inc.	ATA	ATA
AcuityAds Holdings Inc.	AT	AT
ARC Resources Ltd.	ARX	ARX
Aecon Group Inc.	ARE	ARE
Algonquin Power & Utilities Corp.	AQN	AQN
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Groupe Aeroplan Inc.	AIM	AIM
Altus Group Limited	AIF	AIF
Alamos Gold Inc.	AGI	AGI
Agnico Eagle Mines Limited	AEM	AEM
Alaris Royalty Corp.	AD	AD u
AutoCanada Inc.	ACQ	ACQ
ATCO Ltd. Cl. I	ACO	ACO.X
Aurora Cannabis Inc.	ACB1	ACB1
Aurora Cannabis Inc.	ACB	ACB

12

Name of Underlying Instrument Equity	Option Symbol	Underlying Symbol
Air Canada	AC	AC
Barrick Gold Corporation	ABX	ABX

13